The Value Line Fund, Inc.

                          Supplement dated June 8, 2005
                      to the Prospectus dated May 1, 2005

      The section under "Portfolio management" on page 8 should read as follows:

      Bradley Brooks is primarily responsible for the daytoday management of the Fund's portfolio using a quantitative investment strategy which relies on the Value Line Timeliness Ranking System. Mr. Brooks has been a portfolio manager with the Adviser during the past five years and has been the Fund's portfolio manager since June 2005. There is additional information in the Statement of Additional Information about Mr. Brooks' compensation, other accounts he manages and his ownership of Fund shares.
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                            The Value Line Fund, Inc.

                          Supplement dated June 8, 2005
          to the Statement of Additional Information dated May 1, 2005

      The section under "Portfolio Managers" on page B14 should read as follows:

Bradley Brooks is primarily responsible for the daytoday management of the Fund's portfolio using a quantitative investment strategy which relies on the Value Line Timeliness Ranking System.

      Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary and customary benefits that are offered generally to all fulltime and some parttime employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser's discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.

      Other Accounts Managed. Bradley Brooks is primarily responsible for the daytoday management of six Value Line mutual funds with combined total assets at December 31, 2004 of approximately $1.4 billion and two other accounts with assets at December 31, 2004 of approximately $31 million.

      Material Conflicts of Interest. The Adviser does not believe that material conflicts of interest arise in connection with the management of the Fund's investments, on the one hand, and the investments of the other accounts managed by the Adviser, on the other. The Adviser's private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performancerelated fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.

      Ownership of Securities. Bradley Brooks did not own any shares of the Fund as of December 31, 2004.